Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (the “Report”) by Cardiovascular Systems, Inc. (“Registrant”), I, Laurence L. Betterley, the Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

	By:	/s/ Laurence L. Betterley
Dated: November 12, 2010		Laurence L. Betterley
Chief Financial Officer